UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

  CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2022

FARO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
250 Technology Park, Lake Mary, Florida 32746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (407) 333-9911
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	FARO	Nasdaq Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2022, the stockholders of FARO Technologies, Inc. (the “Company”) approved the adoption of the FARO Technologies, Inc. 2022 Equity Incentive Plan (the “Plan”). The terms of the Plan, filed as Appendix B to the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2022, and the description of the Plan, contained in Proposal 4 of such proxy statement, are incorporated herein by reference in their entirety.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 26, 2022, the Company held its 2022 Annual Meeting of Shareholders (the "Annual Meeting") to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2022. The final voting results from the Annual Meeting are set forth below.

Proposal 1 - Election of directors

The holders of the Company's common stock elected the following directors, each to serve for a three-year term expiring at the Company's 2025 Annual Meeting of Shareholders, and until his or her successor has been duly elected and qualified, subject to his or her earlier death, resignation or removal. The results of such vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Moonhie Chin	16,221,687	526,561	435,240
John Donofrio	14,948,007	1,800,241	435,240
Yuval Wasserman	15,213,154	1,535,094	435,240

Proposal 2 - Ratification of independent registered public accounting firm

The holders of the Company's common stock ratified the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 by the following count:

Votes For	Against	Abstain
17,037,421	141,570	4,497

Proposal 3 - Approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers

The holders of the Company's common stock approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers, by the following count:

Votes For	Against	Abstain	Broker Non-Votes
10,646,518	6,088,329	13,401	435,240

Proposal 4 - Approval of the Company's 2022 Equity Incentive Plan

The holders of the Company’s common stock approved the Company’s 2022 Equity Incentive Plan by the following count:

Votes For	Against	Abstain	Broker Non-Votes
16,327,774	417,088	3,386	435,240
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc.

May 27, 2022	/s/ Allen Muhich
	By:	Allen Muhich
	Its:	Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)